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                                  AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT


     This Amendment to the Registration Rights Agreement (the "Agreement") date as of April 10, 1996, between Diamond Home Services, Inc., a Delaware corporation and Globe Building Materials, Inc., a Delaware corporation is date this ___ day of May, 1996.

     Pursuant to Section 9(e) of the Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that, as used throughout the Agreement, all references to "Globe" shall refer to Globe Building Materials, Inc., a Delaware corporation, together with its affiliates, including but not limited to, its wholly-owned subsidiary, GBM, Inc., a Delaware corporation.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              DIAMOND HOME SERVICE, INC.


                                   By:  /s/ Ann Crowley Patterson
                                        ------------------------------------
                                   Its: Vice President - Administration
                                        ------------------------------------


                              GLOBE BUILDING MATERIALS, INC.


                                   By:  /s/ C. Stephen Clegg
                                        ------------------------------------
                                   Its: Chairman and Chief Executive Officer
                                        ------------------------------------


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